Dividends Payable	12 Months Ended
Dec. 31, 2013
Dividends Payable
12.	DIVIDENDS PAYABLE

In February 2012, the board of directors of the Company approved to distribute a dividend of US$0.16 per share, which is equivalent to US$0.32 per American depositary share, in an aggregate amount of US$12,556 out of the Company’s additional paid-in capital to the shareholders including the holders of American Depository Share. The dividend was paid in April 2012.

In March 2013, the board of directors of the Company approved to distribute a dividend of US$0.25 per share, which is equivalent to US$0.50 per American Depositary Share, in an aggregate amount of approximately US$19,898 out of the Company’s additional paid-in capital to the holders of American Depository Shares. The dividend was paid in May 2013.